                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
               Pursuant To Section 13 or 15 (d) of the Securities
                              Exchange Act Of 1934

                                FEBRUARY 14, 2000


                      GLOBAL TELEPHONE COMMUNICATION, INC.
              (Exact name of Small Business Issuer in Its Charter)


                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


0-27611                                                               87-0285729
(Commission File Number)                                        (I.R.S. Employer
                                                          Identification Number)


3838 CAMINO DEL RIO NORTH, SUITE 333, SAN DIEGO CA                    92108-1789
(Address of principal executive offices)                              (Zip Code)


                                 1-800-668-9880
                           (Issuer's Telephone Number)

ITEM 1            CHANGES IN CONTROL OF REGISTRANT

Not applicable

ITEM 2            ACQUISITION OR DISPOSITION OF ASSETS

         On January 28, 2000, Global Telephone Communication Inc., a Nevada corporation (the "Company") completed the acquisition of 70% of Cyber 2000 Ltd. (Cyber); a Hong Kong based company. Cyber is engaged in the business of developing voice over internet protocol (VOIP) and is to become a provider of VOIP re-sale services with major international telephony carriers. The Company acquired 70% of Cyber for $850,000 in cash and issued 500,000 restricted shares of the Company's common stock, $.01 par value, to the stockholders of Cyber. The purchase price for the acquisition was determined by an arms length negotiation and was based on Cyber 2000's pro forma statements.

         The parties involved in the negotiations for the acquisition were Charles Shiu on behalf of CMS Development Limited and Nano Technology Limited, Wayne Weikang Chen on behalf of Spiderweb Corporation and himself, and Thomas Brandenburg on behalf of Global Telephone Communication Inc. The source of funds used for this acquisition was the Company's working capital.

         The acquisition of Cyber is deemed "significant." Accordingly, separate pro forma statements will be filed no later than seventy five days after the consummation of the acquisition.

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

Not applicable

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable

ITEM 5.           OTHER EVENTS

Not applicable

ITEM 6.           REGISTRATIONS OF REGISTRANT'S DIRECTORS

Not applicable

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         Financial Statements of Business Acquired.

                  Cyber 2000 Ltd. was incorporated on August 2, 1999. As of the date of acquisition, January 28, 2000 no financial transactions have occurred save and except the cost of incorporation. Thus, there will be no financial statements attached hereto.

         Pro Forma Financial Information

                  The appropriate pro forma financial information relating to the acquisition will be filed with the Securities and Exchange Commission no later than seventy five days after the consummation of the acquisitions.

         Exhibit:

                  7.1 Shareholders Agreement, dated as of January 28, 2000 by and among Global Telephone Communication Inc., Spiderweb Corporation, CMS Development Limited, Wayne Weikang Chen, and Nano Technology Limited.

ITEM 8.           CHANGE IN THE FISCAL YEAR

Not applicable.

ITEM 9            SALE OF EQUITY SECURITIES PURSUANT TO REGULATION S.

Not applicable.

                                   SIGNATURES

         Pursuant to the requirements required of the Securities and Exchange Act of 1934 the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                       GLOBAL TELEPHONE
                                                      COMMUNICATION, INC.



DATED: February 14, 2000                       BY: /s/ Terry Wong
                                                  ----------------------------
                                                  TERRY WONG
                                                  President